Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 3, 2004, by and among Sotheby’s Holdings, Inc., a Michigan corporation (“Holdings”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Theta, Inc., a Delaware corporation (“Theta”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures LLC”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.” and, collectively with Holdings, Sotheby’s, Inc., SFS Inc., SFS California, Oberon, Theta, Ventures LLC, Oatshare and Sotheby’s U.K., the “Borrowers”), the Guarantors identified as such on the signature pages hereof (each, a “Guarantor” and, collectively, the “Guarantors”), General Electric Capital Corporation, a Delaware corporation (“GE Capital”), as a Lender, as the Fronting Lender and as Agent for the Lenders (in such capacity, “Agent”), HSBC Bank plc and PNC Bank, National Association, as Co-Syndication Agents, GE Capital in its separate capacity as Fronting Lender, and the other Lenders, amends that certain Credit Agreement dated as of March 4, 2004, as amended as of March 24, 2004 (as so amended, the “Credit Agreement”) and that certain Domestic Subsidiary Guaranty, dated as of March 4, 2004 (the “Domestic Subsidiary Guaranty”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement.

RECITALS

A.         The Borrowers and Guarantors have requested that the Lenders and Agent amend the Credit Agreement and the Domestic Subsidiary Guaranty as set forth herein.

B.          The Lenders and Agent have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement and the Domestic Subsidiary Guaranty.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by the Borrowers and the Guarantors of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders, the Fronting Lender and Agent hereby agree as follows:

1.          Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)        The Credit Agreement is hereby amended to incorporate solely the blacklined changes shown on the marked pages attached hereto as Exhibit A.

(b)        Annex A to the Credit Agreement is hereby amended to incorporate solely the blacklined changes shown on the marked pages attached hereto as Exhibit B.

(c)        Annex E to the Credit Agreement is hereby amended to incorporate solely the blacklined changes shown on the marked pages attached here to as Exhibit C.

(d)        Annex G to the Credit Agreement is hereby amended to incorporate solely the blacklined changes shown on the marked pages attached here to as Exhibit D.

(e)        Notwithstanding anything to the contrary in the Credit Agreement or the Joinder Agreement to which LaSalle Business Credit, LLC (“LaSalle”) is a party, LaSalle shall be a Non-Sterling Lender, not a Sterling Lender, for all purposes under the Credit Agreement. In addition, for purposes of clarification, (i) each of PNC Bank, National Association, Comerica Bank, Webster Business Credit Corporation, National City Business Credit, Inc. (f/k/a/ National City Commercial Finance, Inc.) and Siemens Financial Services, Inc. shall be a Non-Sterling Lender for all purposes under the Credit Agreement and (ii) HSBC Bank plc shall be a Sterling Lender for all purposes under the Credit Agreement.

2.          Amendment to Guaranty. Section 2.1 of the Domestic Subsidiary Guaranty is hereby amended to delete the phrase “Obligations of all of the Borrowers” set forth therein and to replace such phrase with the following phrase: “Secured Obligations of all of the Borrowers”.

3.          Effectiveness of this Amendment; Conditions Precedent. The provisions of Paragraph 1 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon Agent’s receipt of a counterpart of this Amendment executed and delivered by duly authorized officers of each Borrower, each Guarantor, the Fronting Lender, the Requisite Lenders and Agent.

4.          Miscellaneous.

(a)        Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

(b)        Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(c)        Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

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(d)        Complete Agreement; Conflict of Terms. This Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

(e)        Representations, Warranties and Covenants.

(i)         Each Credit Party hereby represents and warrants that this Amendment and the Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability.

(ii)        Each Credit Party hereby represents and warrants that its execution, delivery and performance of this Amendment and its performance of the Credit Agreement as amended by this Amendment, to the extent a party thereto, have been duly authorized by all necessary corporate action and do not: (1) contravene the terms of any of such Credit Party’s charter, bylaws or operating agreement, as applicable, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority; (3) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Sotheby Entity is a party or by which any Sotheby Entity or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of any Sotheby Entity other than those in favor of Agent, on behalf of itself and the other Secured Parties, pursuant to the Loan Documents; or (5) require the consent or approval of any Governmental Authority or any other Person.

(iii)      Each Credit Party hereby represents and warrants that (i) no Default or Event of Default has occurred and is continuing and (ii) all of the representations and warranties of such Credit Party contained in the Credit Agreement and in each other Loan Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct as of the date of such Credit Party’s execution and delivery hereof or thereof as though made on and as of such date.

(f)         Reaffirmation, Ratification and Acknowledgment; Reservation. Each Borrower and each Guarantor hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor Agent’s, the Fronting Lender’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Borrower or such Guarantor with respect to any

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subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of Agent, the Fronting Lender or the Lenders, or of any Default or Event of Default (whether or not known to Agent or the Lenders) under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by Agent and the Lenders. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

(g)        Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(h)        Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. Each Borrower hereby represents and warrants to each Lender, the Fronting Lender and Agent that all authorizations, consents and approvals of such Borrower’s board of directors and shareholders, and all other Persons, necessary to permit such Borrower to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lenders, the Fronting Lender and the Agent to enforce such obligations, have been obtained.

(i)         No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Agent, the Fronting Lender or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(j)         Agent’s Expenses. The Borrowers hereby jointly and severally agree to promptly reimburse Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

******

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY’S HOLDINGS, INC.		OATSHARE LIMITED
By:		By:

Name:	William S. Sheridan	Name:	William S. Sheridan
Title:	Chief Financial Officer	Title:	Director

SOTHEBY’S, INC.		SOTHEBY’S
By:		By:

Name:	William S. Sheridan	Name:	William S. Sheridan
Title:	Executive Vice President	Title:	Director

SOTHEBY’S FINANCIAL SERVICES, INC. SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC. OBERON, INC. THETA, INC. SOTHEBY’S VENTURES, LLC		SOTHEBY’S FINANCIAL SERVICES LIMITED
By:		By:

Name:	William S. Sheridan	Name:	William S. Sheridan
Title:	Vice President	Title:	Director

Signature Page to
Amendment No. 2

SOTHEBYS.COM LLC, as a Guarantor
By:

Name:	William S. Sheridan
Title:	Senior Vice President

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC,
each as a Guarantor

By:

Name:	William S. Sheridan
Title:	Vice President

Signature Page to
Amendment No. 2

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, a Lender and the Fronting Lender
By:

Duly Authorized Signatory

HSBC BANK PLC, as a Lender
By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

COMERICA BANK, as a Lender
By:

Name:

Title:

LASALLE BUSINESS CREDIT, LLC, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 2

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, a Lender and the Fronting Lender
By:

Duly Authorized Signatory

HSBC BANK PLC, as a Lender
By:

	Name:	PAUL HAGGER
	Title:	SENIOR CORPORATE RELATIONSHIP MANAGER

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

COMERICA BANK, as a Lender
By:

Name:

Title:

LASALLE BUSINESS CREDIT, LLC, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 2

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, a Lender and the Fronting Lender
By:

Duly Authorized Signatory

HSBC BANK PLC, as a Lender
By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:

	Name:	Kysha A. White
	Title:	Vice President

COMERICA BANK, as a Lender
By:

Name:

Title:

LASALLE BUSINESS CREDIT, LLC, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 2

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, a Lender and the Fronting Lender
By:

Duly Authorized Signatory

HSBC BANK PLC, as a Lender
By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

COMERICA BANK, as a Lender
By:

	Name:	Scott M. Kowalski
	Title:	Account Officer

LASALLE BUSINESS CREDIT, LLC, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 2

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, a Lender and the Fronting Lender
By:

Duly Authorized Signatory

HSBC BANK PLC, as a Lender
By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

COMERICA BANK, as a Lender
By:

Name:

Title:

LASALLE BUSINESS CREDIT, LLC, as a Lender
By:

Kevin D. Copenspire
Vice President

Signature Page to
Amendment No. 2

NATIONAL CITY BUSINESS CREDIT, INC. (f/k/a/ National City Commercial Finance, Inc.), as a Lender
By:

	Name:	William E. Welsh, Jr.
	Title:	Senior Associate

SIEMENS FINANCIAL SERVICES, INC., as a Lender
By:

Name:

Title:

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 2

NATIONAL CITY BUSINESS CREDIT, INC. (f/k/a/ National City Commercial Finance, Inc.), as a Lender
By:

Name:

Title:

SIEMENS FINANCIAL SERVICES, INC., as a Lender
By:

	Name:	Frank Amodio
	Title:	Vice President - Credit

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 2

NATIONAL CITY BUSINESS CREDIT, INC. (f/k/a/ National City Commercial Finance, Inc.), as a Lender
By:

Name:

Title:

SIEMENS FINANCIAL SERVICES, INC., as a Lender
By:

Name:

Title:

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender
By:

	Name:	Joe Zautha
	Title:	Vice President

Signature Page to
Amendment No. 2

EXHIBIT A
(AMENDMENT NO. 2 TO CREDIT AGREEMENT)

This CREDIT AGREEMENT (this “Agreement”), dated as of March 4, 2004, among Sotheby’s Holdings, Inc., a Michigan corporation (“Holdings”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Theta, Inc., a Delaware corporation (“Theta ”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures LLC” and, collectively with Holdings, Sotheby’s, Inc., SFS Inc., SFS California, Oberon and Theta, the “U.S. Borrowers”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.” and, collectively with Oatshare and Sotheby’s U.K., the “U.K. Borrowers” and, collectively with the U.S. Borrowers, the “Borrowers”); the other Credit Parties signatory hereto; General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as a Lender and as Fronting Lender, and as Agent for the Lenders and the Fronting Lender (in such capacity, “Agent”), HSBC Bank plc and PNC Bank, National Association, as Co-Syndication Agents, and the other Lenders signatory hereto from time to time.

RECITALS

WHEREAS, Borrowers have requested that Lenders extend revolving credit facilities to Borrowers of up to Two Hundred Million Dollars ($200,000,000) in the aggregate to provide (a) working capital financing for Borrowers, (b) funds for other general corporate purposes of Borrowers and (c) funds for other purposes permitted hereunder; and for these purposes, Lenders are willing to make certain loans and other extensions of credit to Borrowers of up to such amount upon the terms and conditions set forth herein; and

WHEREAS, Borrowers have agreed to secure all of the Secured Obligations by granting to Agent, for the benefit of Agent and the other Secured Parties, a security interest in and lien upon all of their existing and after-acquired personal property; and

WHEREAS, capitalized terms used in this Agreement shall have the meanings ascribed to them in Annex A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Annex A shall govern. All Annexes, Disclosure Schedules, Exhibits and other attachments (collectively, “Appendices”) hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

Loan, (ii) the aggregate outstanding principal balance of Revolving Credit Advances and Swing Line Advances made to U.S. Borrowers and the Dollar Equivalent of the Letter of Credit Obligations incurred for the benefit of the U.S. Borrowers would, in the aggregate, exceed the U.S. Borrowing Base, (iii) the Dollar Equivalent of the outstanding amount of the Letter of Credit Obligations would exceed the L/C Sublimit, (iv) the aggregate outstanding principal amount of the Swing Line Loan would exceed Swing Line Availability or (v) the Dollar Equivalent of the aggregate outstanding principal balance of Revolving Credit Advances made to U.K. Borrowers and the Dollar Equivalent of the outstanding amount of the Letter of Credit Obligations incurred for the benefit of the U.K. Borrowers would, in the aggregate, exceed either the Sterling Subfacility Limit or the U.K. Borrowing Base; or

(d) notwithstanding the provisions of Annex F, the Borrowers shall not have delivered to Agent a Borrowing Base Certificate and Art Loan Receivables Report (accompanied in each case by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion), in each case prepared as of (i) with respect to any Advance to be made or Letter of Credit Obligation to be incurred during the first thirteen days of any Fiscal Month, the last of day of the second preceding Fiscal Month or (ii) with respect to any Advance to be made or Letter of Credit Obligation to be incurred during the remainder of any Fiscal Month, the last day of the preceding Fiscal Month.

The request and acceptance by any Borrower of the proceeds of any Advance, the incurrence of any Letter of Credit Obligations or the conversion or continuation of any portion of the outstanding Revolving Loan into, or as, a LIBOR Loan shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by Borrowers that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by Borrowers of the cross-guaranty provisions set forth in Section 12 and of the granting and continuance of Agent’s Liens, on behalf of itself and the other Secured Parties, pursuant to the Collateral Documents.

3.      REPRESENTATIONS AND WARRANTIES

To induce Lenders and the Fronting Lender to make the Loans and to incur Letter of Credit Obligations (and to purchase participation interests in the Loans and Letter of Credit Obligations hereunder, the Credit Parties, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Sotheby Entities, each and all of which shall survive the execution and delivery of this Agreement.

3.1 Corporate Existence; Compliance with Law.

(a) Each Credit Party (i) is a corporation, limited liability company or limited partnership (or, in the case of Sotheby’s U.K., an unlimited liability company) duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization set forth in Disclosure Schedule (3.1); (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in exposure to losses or liabilities which could reasonably be expected to have a Material Adverse Effect; (iii) has the requisite power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now conducted or proposed

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9.6 Indemnification. Lenders agree to indemnify Agent (to the extent not reimbursed by Credit Parties and without limiting the obligations of Credit Parties hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by Agent in connection therewith; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent’s gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Credit Parties.

9.7 Successor Agent and Fronting Lender; Co-Syndication Agents.

(a) Agent may resign at any time by giving not less than thirty (30) days’ prior written notice thereof to Lenders and Borrower Representative. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days after the resigning Agent’s giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Agent has been appointed pursuant to the foregoing, within thirty (30) days after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above. Any successor Agent appointed by Requisite Lenders hereunder shall be subject to the approval of Borrower Representative, such approval not to be unreasonably withheld or delayed; provided that such approval shall not be required if a Default or an Event of Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent’s resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue. After any resigning Agent’s resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as Agent under this Agreement and the other Loan Documents.

(b) The Fronting Lender may resign at any time by giving sixty (60) days prior written notice thereof to Agent, the Non-Sterling Lenders and the Borrowers; provided, such resignation shall not become effective until the date upon which a replacement Fronting Lender

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reasonably acceptable to Agent and Non-Sterling Lenders having aggregate Commitments equal to greater than 50% of the Fronted Percentage and, so long as no Default or Event of Default has occurred and is continuing, to the Borrowers, has been selected and has assumed the rights and obligations of a Fronting Lender hereunder. If no successor Fronting Lender shall have been so appointed and shall have accepted such appointment within thirty (30) days after the resigning Fronting Lender’s giving of notice of resignation, then the resigning Fronting Lender may, on behalf of the Non-Sterling Lenders, appoint a successor Fronting Lender, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor’s, and having otherwise the ability to fund the Sterling Revolving Credit Advances (and the parties hereto agree to use reasonable efforts to appoint a successor Fronting Lender which will not cause an increase in the tax withholding liability for the Borrowers). Upon the acceptance of any appointment as Fronting Lender hereunder by a successor Fronting Lender, such successor Fronting Lender shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the resigning Fronting Lender, and the resigning Fronting Lender shall be discharged from its duties and obligations hereunder. After any resigning Fronting Lender’s resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Fronting Lender.

(c)        The Co-Syndication Agents referenced in the introductory paragraph of this Agreement shall have no duties or rights in their capacities as such Co-Syndication Agents, such designations being assigned to such Lenders hereunder solely as titles and not with any legal effect intended.

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for the failure of any Non-Funding Lender to make a Revolving Credit Advance, purchase a participation or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender” or a “Lender” (or be included in the calculation of “Requisite Lenders” or “Supermajority Lenders” hereunder) for any voting or consent rights under or with respect to any Loan Document. At Borrower Representative’s request, Agent or a Person reasonably acceptable to Agent shall have the right with Agent’s consent and in Agent’s sole discretion (but shall have no obligation) to purchase from any Non-Funding Lender, and each Non-Funding Lender agrees that it shall, at Agent’s request, sell and assign to Agent or such Person, all of its interests in the Obligations and the Commitments held by that Non-Funding Lender for an amount equal to the principal balance of all Loans and participations held by such Non-Funding Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

(e)        Non-Sterling Lenders.

(i)         Participation Interests. On any date upon which the Fronting Lender shall be required to (i) make available the Fronted Percentage of any Sterling Revolving Credit Advance pursuant to Section 1.1(a), Section 1.1(b)(iv) or pursuant to paragraph (b)(ii) of Annex B or (ii) purchase a participation interest in a Swing Line Advance denominated in Sterling pursuant to Section 1.1(b)(v), each Non-Sterling Lender shall on such date be deemed to have irrevocably and unconditionally purchased from the Fronting Lender an undivided participation interest in such Advance in an amount equal to its Pro Rata Share of such Advance. The purchase price of any such participation interest shall be an amount, in Dollars, equal to the Dollar Equivalent of such Pro Rata Share as of the date payment by such Non-Sterling Lenders of such purchase price is required hereunder; provided, however, that such purchase price need not be funded by any Non-Sterling Lender unless and until the Fronting Lender, in its discretion, shall have made a demand therefor in writing to Agent (which Agent shall promptly forward to each Non-Sterling Lender) with respect to each such participation interest following the occurrence of any Default or Event of Default. Payment of such purchase price in respect of any such participation interest shall be made by each Non-Sterling Lender in immediately available funds by wire transfer to the Fronting Lender’s account as set forth in Annex H not later than 2:00 p.m. (New York time) on the Business Day immediately following the date such demand is delivered to Agent with respect to then outstanding Advances and on each applicable purchase date thereafter with respect to any subsequent Advances, in the case of Advances made as Index Rate Loans, and not later than 10:00 a.m. (New York time) on the Business Day immediately following the date such demand is delivered to Agent with respect to then outstanding Advances and on each applicable purchase date thereafter with respect to any subsequent Advances, in the case of Advances made as LIBOR Loans. On any date upon which the Fronting Lender shall be required to purchase an undivided interest and participation in any Letter of Credit Obligation in respect of a Letter of Credit issued for the benefit of a U.K. Borrower pursuant to paragraph (b)(v) of Annex B, immediately and without further action whatsoever, each Non-Sterling Lender shall be deemed to have irrevocably and unconditionally purchased from the Fronting Lender an undivided interest and participation in such participation interest. Each Non-Sterling Lender shall fund its participation in all payments made under such Letters of Credit in the same manner as provided in the first sentence of this Section 9.9(e)(i) with respect to Sterling Revolving Credit Advances, each of which Sterling Revolving Credit Advances shall be in an amount equal to the Sterling Equivalent of such payment as of the date thereof.

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(ii)        Obligation of Non-Sterling Lenders. Each Non-Sterling Lender’s obligation to purchase participation interests (and to fund the purchase price thereof) in accordance with Section 9.9(e)(i) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Non-Sterling Lender may have against the Fronting Lender, Agent, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of any Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(iii)      Payments to Non-Sterling Lenders. On each Settlement Date (or, if the Fronting Lender shall not be acting as Agent, on the Business Day following each Settlement Date), the Fronting Lender shall advise each Non-Sterling Lender by telephone or telecopy of the amount to be disbursed to such Person in accordance with this Section 9.9(e)(iii). Except with respect to any Non- Sterling Lender that is a Non-Funding Lender, (a) prior to the funding of the purchase price of the participation interests of the Non-Sterling Lenders in Advances made by the Fronting Lender in accordance with Section 9.9(e)(i), the Fronting Lender shall pay to each Non-Sterling Lender the Dollar Equivalent (calculated as of the date of such payment by the Fronting Lender) of such Lender’s Pro Rata Share of the Applicable Margin paid by the Borrowers for the benefit of the Lenders and the Fronting Lender with respect to interest on the portion of the Revolving Loan Outstandings denominated in Sterling (to the extent such amounts have actually been received by the Fronting Lender) less a portion of such Applicable Margin equal to one-half of one percent (0.50%) per annum of such Non-Sterling Lender’s Pro Rata Share of the Revolving Loan Outstandings denominated in Sterling, the latter amount being retained by the Fronting Lender for its own account in compensation for the Fronting Lender’s willingness to bear the foreign exchange rate fluctuation risk with respect to such Revolving Loan Outstandings and (b) at all times after the funding of the purchase price of the participation interests of the Non-Sterling Lenders in Advances made by the Fronting Lender in accordance with Section 9.9(e)(i), the Fronting Lender shall pay to each Non-Sterling Lender the Dollar Equivalent (calculated as of the date of such payment by the Fronting Lender) of such Lender’s Pro Rata Share of interest and principal paid by the Borrowers for the benefit of the Lenders and the Fronting Lender with respect to the portion of the Revolving Loan Outstandings denominated in Sterling (to the extent such amounts have actually been received by the Fronting Lender). To the extent that any Non-Sterling Lender has failed to pay the purchase price, when due, of any participation interest required to be purchased by pursuant to Section 9.9(e)(i), the Fronting Lender shall be entitled to set off the funding short-fall against that Non-Sterling Lender’s share of all payments received by the Fronting Lender. Such payments shall be made by wire transfer to such Non-Sterling Lender’s account (as specified by such Lender in Annex H or the applicable Joinder Agreement or Assignment Agreement) not later than 5:00 p.m. (New York time) on each applicable Settlement Date (or, if the Fronting Lender shall not be acting as Agent, on the Business day following each Settlement Date).

(iv)      Availability of Non-Sterling Lender’s Pro Rata Share. The Fronting Lender may assume that each Non-Sterling Lender will make its Pro Rata Share of each Sterling Revolving Credit Advance available to the Fronting Lender on each date on which such Non-Sterling Lender is required to pay the purchase price of its participation interests therein pursuant to the terms hereof. If any Non-Sterling Lender does not make available to the Fronting Lender any amount required pursuant to Section 9.9(e)(i), the Fronting Lender shall be entitled to recover such amount on demand from such Non-Sterling Lender, together with interest thereon for each day from the date of

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EXHIBIT B
(AMENDMENT NO. 2 TO CREDIT AGREEMENT)

ANNEX A (Recitals)
to
CREDIT AGREEMENT

DEFINITIONS

Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings, and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Agreement:

“Acceptable Cash Equivalents” has the meaning ascribed to it in Annex B.

“Account Debtor” means any Person who may become obligated to any Sotheby Entity under, with respect to, or on account of, an Account, Chattel Paper (including, without limitation, an Art Loan) or General Intangibles (including a payment intangible).

“Accounting Changes” has the meaning ascribed thereto in Annex G.

“Accounts” means all “accounts,” as such term is defined in the Code, now owned or hereafter acquired by any Sotheby Entity, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments), (including any such obligations that may be characterized as an account under the Code), (b) all of each Sotheby Entity’s rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Sotheby Entity’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Sotheby Entity for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Sotheby Entity or in connection with any other transaction (whether or not yet earned by performance on the part of such Sotheby Entity), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

“Activation Event” shall mean, as of any date when the aggregate Revolving Loan then outstanding and the aggregate Swing Line Loan then outstanding, in the aggregate, shall be greater than zero, the occurrence of either of the following: (i) an Event of Default shall have occurred and shall have been continuing for at least ten (10) days as of such date or (ii) the Liquidity Amount shall be less than $15,000,000 as of such date.

“Activation Notice” has the meanings ascribed to it in Annex C.

“Art Loans” shall mean loans made by the Borrowers to customers of Holdings and its Subsidiaries to finance the purchase or carrying of, or in anticipation of the potential sale of, or secured by, Works of Art.

“Assignment Agreement” has the meaning ascribed to it in Section 9.1(a).

“Available U.K. Art Loan Balance” means the Dollar Equivalent of the aggregate outstanding principal balance of all Eligible Art Loans owned by U.K. Borrowers minus (a) the amount, if any, by which the Dollar Equivalent of the aggregate outstanding principal balance of all Eligible Venture Loans owned by U.K. Borrowers exceeds an amount equal to $10,000,000 less the Dollar Equivalent of the outstanding principal balance of Eligible Venture Loans included in the Available U.S. Art Loan Balance minus (b) the amount, if any, by which the Dollar Equivalent of the outstanding principal balance of Unhedged U.K. Art Loans exceeds 25% of the Dollar Equivalent of the aggregate outstanding principal balance of all El igible Art Loans owned by the U.K. Borrowers minus (c) 1.0% of the Dollar Equivalent of the average outstanding amount of all Art Loans owned by the U.K. Borrowers for the four Fiscal Quarters most recently ended.

“Available U.S. Art Loan Balance” means the Dollar Equivalent of the aggregate outstanding principal balance of all Eligible Art Loans owned by U.S. Borrowers minus (a) the amount, if any, by which the Dollar Equivalent of the aggregate outstanding principal balance of all Eligible Venture Loans owned by U.S. Borrowers exceeds $10,000,000 minus (b) the amount, if any, by which the Dollar Equivalent of the outstanding principal balance of Unhedged U.S. Art Loans exceeds 25% of the Dollar Equivalent of the aggregate outstanding principal balance of all Eligible Art Loans owned by the U.S. Borrowers minus (c) 1.0% of the Dollar Equivalent of the average outstanding principal balance of all Art Loans owned by the U.S. Borrowers for the four Fiscal Quarters most recently ended.

“Bank Product and Hedging Obligations” means any and all obligations of any Sotheby Entity, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), to any Lender or any affiliate of any Lender under or in respect of (i) any and all Rate Management Transactions, (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions and (iii) any and all Bank Products.

“Bank Products” means any of the following services provided to any Sotheby Entity: (i) commercial credit card services, (ii) cash management and other treasury management services (including, without limitation, controlled disbursements, automated clearinghouse transactions, return items, and interstate depository network services) and (iii) foreign exchange related services.

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§101 et seq.

“Benefit Equalization Plan” means the Sotheby’s, Inc. 1988 Benefit Equalization Plan.

“Blocked Accounts” has the meaning ascribed to it in Annex C.

provided, that, except as otherwise agreed by Agent, no Person proposed to become a Lender after the Closing Date and determined by Agent to be acting in the capacity of a vulture fund or distressed debt purchaser shall be a Qualified Assignee, and, unless otherwise agreed by Agent, no Person or Affiliate of such Person proposed to become a Lender after the Closing Date and that holds Senior Notes or Stock issued by any Sotheby Entity shall be a Qualified Assignee.

“Qualifying Lender” means:

(i)

in respect of a payment made by a U.K. Credit Party, a Lender which is beneficially entitled to amounts payable to that Lender in respect of an advance under this Agreement or the other Loan Documents and is:

(A)	a Lender:
(1)	which is a bank (as defined for the purpose of section 349 of the Taxes Act) making an advance under this Agreement or the other Loan Documents; or
(2)	in respect of an advance made under this Agreement by a person that was a bank (as defined for the purpose of section 349 of the Taxes Act) at the time that that advance was made, and which is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or
(B)	a Lender which is:
(1)	a company resident in the United Kingdom for United Kingdom tax purposes;
(2)	a partnership each member of which is a company resident in the United Kingdom for United Kingdom tax purposes;
(3)

a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing its chargeable profits (within the meaning given by section 11(2) of the Taxes Act); or

(C)	a Treaty Lender.
(ii)

in respect of a payment made by a U.S. Credit Party which would be required under the Code to pay United States source interest in connection with this Agreement or the other Loan Documents, a Lender which is:

EXHIBIT C
(AMENDMENT NO. 2 TO CREDIT AGREEMENT)

ANNEX E (Section 4.1(a))
to
CREDIT AGREEMENT

FINANCIAL STATEMENTS AND PROJECTIONS -- REPORTING

Borrowers shall deliver or cause to be delivered to Agent or to Agent and Lenders, as indicated, the following:

(a)        Monthly Financials. To Agent and Lenders, within thirty (30) days after the end of each Fiscal Month beginning with the Fiscal Month ending March 31, 2004 (or within forty-five (45) days after the end of each Fiscal Month ending on or about the last day of each June, September, December and March thereafter), financial information regarding Borrowers and their Subsidiaries, certified by a Financial Officer of Borrower Representative, consisting of consolidated (with respect to Holdings and its Subsidiaries) and consolidating (i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and (consolidated) cash flows (relating solely to depreciation, amortization and capital expenditures) for that por tion of the Fiscal Year ending as of the close of such Fiscal Month; (ii) unaudited statements of income, if available, on a consolidated basis for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year, all prepared in accordance with GAAP (subject to normal year-end adjustments); (iii) a calculation of 15% of Consolidated Net Tangible Assets as of the last day of that Fiscal Month, net of any “Secured Debt” or “Attributable Debt” (in each case as defined in the Senior Note Indenture), (iv) a calculation of amounts payable to consignors as of the last day of that Fiscal Month and (v) a calculation of the aggregate unfunded commitment of the Borrowers to make future Art Loans as of the last day of that Fiscal Month. Such financial information shall be accompanied by the certification of a Financial Officer of Borrower Representative that (i) such financial information presents fairly (in the case of the consolidated Financial Statements with respect to Holdings and its Subsidiaries, in accordance with GAAP (subject to normal year-end adjustments)) the financial position and results of operations of Borrowers and their Subsidiaries, on a consolidated (with respect to Holdings and its Subsidiaries) and consolidating basis, in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended; provided, that such certification shall, in the case of any financial information provided with respect to the Fiscal Month ending on the last day of December of any year, be subject to a qualification that such financial information is preliminary in nature and is subject to year-end adjustments as may be required in accordance with GAAP and (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

(b)        Quarterly Financials. To Agent and Lenders, within forty-five (45) days after the end of each Fiscal Quarter, consolidated (with respect to Holdings and its Subsidiaries) and consolidating financial information, certified by a Financial Officer of Borrower Representative, including (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and (consolidated) cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter and (ii) unaudited statements of income for such Fiscal Quarter, in each case setting forth in

EXHIBIT D
(AMENDMENT NO. 2 TO CREDIT AGREEMENT)

ANNEX G (Section 6.10)
to
CREDIT AGREEMENT

FINANCIAL COVENANTS

Borrowers shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

(a)        Maximum Capital Expenditures. Holdings and its Subsidiaries on a consolidated basis shall not make Capital Expenditures (other than portions of such Capital Expenditures financed by the Lenders hereunder) in excess of $10,000,000 during any Fiscal Year; provided, that, in addition to the foregoing, Sotheby’s U.K. may incur Capital Expenditures not exceeding a Dollar Equivalent of $4,000,000 in the aggregate in connection with the purchase of the Real Estate commonly known as 9 St. George Street, London, England, if Sotheby’s U.K. consummates such purchase and, in accordance with Section 5.9, provides a mortgage on such Real Estate on or prior to December 31, 2004 or as otherwise agreed by Agent.

(b)        Minimum Fixed Charge Coverage Ratio. Holdings and its Subsidiaries shall have on a consolidated basis at the end of each Fiscal Quarter (beginning with the Fiscal Quarter ending June 30, 2004), a Fixed Charge Coverage Ratio for the four Fiscal-Quarter period then ended of not less than 1.0.

Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing. If any “Accounting Changes” (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Borrowers, Agent and Lenders agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrowers’ and their Subsidiaries’ financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, however, that the agreement of Requisite Lenders to any required amendments of such provisions shall be sufficient to bind all Lenders. “Accounting Changes” means (i) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (ii) changes in accounting principles concurred in by any Borrower’s certified public accountants; (iii) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (iv) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or